STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                              New York, N.Y. 10022


February 21, 2003

To our Shareholders:

     Despite a rebound from the lows reached in October, the U.S. equity market recorded its third consecutive year of negative returns in 2002 with the S&P 500 Index, the Dow Jones Industrial Average, and the NASDAQ Composite posting declines of 23%, 17%, and 32%, respectively. The decline was particularly broadbased with every S&P sector recording a loss for the full year for the first time on record. With respect to our investment performance, 2002 proved to be a difficult year due to the magnitude and breadth of the general decline in equity prices. Nevertheless, our portfolio has significantly outperformed the major stock indices during the three year bear market which commenced in the first quarter of 2000.

     The pace of the economic recovery has turned sluggish and uneven. Although real GDP grew by an estimated 2.5% in 2002, retail sales ended the year on a weak note, business investment remains lackluster, and hiring plans continue to be delayed. On the other hand, the housing industry was strong throughout the year and the manufacturing sector, after a prolonged period of weakness, showed noticeable improvement late in the year. Moreover, monetary and fiscal policies remain stimulative and should contribute to a higher rate of growth in the future. Overall, we expect the economic recovery to continue in 2003, but we would note that current trends are not strong.

     Corporate earnings have begun to stage a turnaround with profits showing positive comparisons in each of the past two quarters following six consecutive quarters of decline. Although the gains have been modest, a continuing uptrend in profits would be highly favorable since it would lead to increased employment and rising orders for capital equipment. A renewed focus on dividends by both investors and corporations represents another positive development since dividends have provided a significant portion of the total return generated by stocks over the long term and since companies must have adequate earnings and cash flow in order to pay dividends.

     While several issues may continue to weigh heavily on investor sentiment in the near term, we believe that a significant amount of the geopolitical and economic risk is already being discounted by the market. With valuations and profits showing improvement, we believe that opportunities for investment in individual equities should not be ignored. As in the past, we intend to focus our investments on companies with improving balance sheets, favorable long-term earnings prospects, and low price earnings multiples.

     We enclose a report of our Corporation's operations for the year ended December 31, 2002. The net asset value per share of the Corporation's Common Stock as at December 31, 2002 was $6.37, as compared with its net asset value at December 31, 2001 of $8.05 per share, in both instances giving effect to the Corporation's distributions to shareholders of $.028 per share paid on September 12, 2002 to shareholders of record at the close of business on August 30, 2002, and $.02 per share paid on January 23, 2003 to shareholders of record at the close of business on December 27, 2002. As at February 19, 2003 the unaudited net asset value per share was approximately $6.11.

     As at December 31, 2002 and February 19, 2003 the closing sales price for shares of the Corporation's Common Stock on the American Stock Exchange was $4.97 and $4.90, respectively. Thus, as at December 31, 2002 and February 19, 2003 the market price for the Corporation's shares represented discounts of approximately 22% and 20%, respectively, from the Corporation's net asset values at such dates.

     Certain of the Corporation's officers and directors and their associates may from time to time add to their investments in the Corporation's Common Stock by open market purchases or in private transactions. Officers and directors of the Corporation currently own beneficially, directly or indirectly, an aggregate of 1,977,396 shares (79.1% of the outstanding shares) of the Corporation's capital stock, not including 101,000 shares (4.04% of the Corporation's outstanding shares) owned by certain associates of such persons with respect to which such officers and directors disclaim any beneficial interest.




Very truly yours,



Wayne S. Reisner
President

                          Independent Auditors' Report



To the Shareholders and Board of Directors of Sterling Capital Corporation:


     We have audited the statement of assets and liabilities of Sterling Capital Corporation, including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sterling Capital Corporation as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




TARDINO TOCCI & GOLDSTEIN LLP


New York, New York
February 20, 2003

                          STERLING CAPITAL CORPORATION
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002


                                                    Number of     Market Value
                                                      Shares        (Note A)
                                                    ---------     ------------
Common & Preferred Stocks - 70.72% of net assets
Financial Services -18.86%
 MetLife Inc. ..................................      15,000       $  405,600
 MBIA, Inc. ....................................       9,000          394,740
 Fleet Boston Financial Corp. ..................      11,000          267,300
 J.P. Morgan Chase & Co ........................      11,000          264,000
 Amerus Group Co. ..............................       9,237          261,130
 KeyCorp .......................................      10,000          251,400
 Unumprovident Corp. ...........................      14,000          245,560
 PNC Financial Services Group Inc. .............       5,000          209,500
 American Express Company ......................       5,500          194,425
 Mellon Financial Corp. ........................       5,000          130,550
 Axa Sponsored ADR .............................       9,000          121,050
 Merrill Lynch & Co. Inc. ......................       3,000          113,850
 eFunds Corp * .................................      10,000           91,100
 Charles Schwab Corp. ..........................       5,000           54,250
                                                                   ----------
                                                                   $3,004,455
                                                                   ==========

Real Estate and
Real Estate Investment Trusts - 15.80%
 Camden Property Trust .........................      20,190       $  666,270
 Equity Residential ............................      15,900          390,822
 Amli Residential Properties Trust .............      18,000          383,040
 Chateau Communities, Inc. .....................      15,630          359,490
 St. Joe Co. ...................................      10,000          300,000
 Equity Office Properties Trust ................      10,000          249,800
 Catellus Development Corp. * ..................       5,000           99,250
 Equity Residential 9.125% Pfd C ...............       2,500           67,475
                                                                   ----------
                                                                   $2,516,147
                                                                   ----------

*  Non-income producing security



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 2002

                                                    Number of     Market Value
                                                     Shares         (Note A)
                                                    ---------     ------------
Technology - 9.75%
 Falconstor Software Inc.* ...................       171,350       $  664,838
 Nam Tai Electronics Inc. ....................        17,000          415,650
 Check Point Software Technologies *..........        10,000          129,700
 Vishay Intertechnology Inc.* ................         9,000          100,620
 Advanced Micro Devices, Inc. * ..............        10,000           64,600
 LSI Logic Corp. * ...........................        10,000           57,700
 Avnet, Inc. * ...............................         5,000           54,150
 Merrill Lynch Strides - 9% conv..............        10,000           37,800
 Advent Software Inc * .......................         2,000           27,260
                                                                   ----------
                                                                   $1,552,318
                                                                   ----------

Telecommunication and Media - 8.20%
 Verizon Communications ......................         7,560       $  292,950
 SBC Communications Inc. .....................        10,000          271,100
 Cablevision Systems Corp Cl A * .............        10,000          167,400
 Liberty Media Corp A * ......................        15,918          142,307
 AT&T Wireless Services Inc. * ...............        25,028          141,408
 Cox Communications Inc Cl A * ...............         3,000           85,200
 Walt Disney Co. .............................         5,000           81,550
 Interpublic Group Companies .................         5,000           70,400
 AOL Time Warner Inc. * ......................         4,000           52,400
                                                                   ----------
                                                                   $1,304,715
                                                                   ----------
Consumer Goods - 4.56%
 Applica Incorporated * ......................        75,300       $  376,500
 Kimberly-Clark Corp. ........................         5,000          237,350
 Sara Lee Corp. ..............................         5,000          112,550
                                                                   ----------
                                                                   $  726,400
                                                                   ----------
* Non-income producing security





         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 2002

                                                     Number of    Market Value
                                                      Shares        (Note A)
                                                     ---------    ------------
Industrial and Business Services - 4.19%
 Electronic Data Systems 7.625% Conv Pfd. ..........  10,000       $   219,100
 Koninklijke Philips Electronics NV Holdings .......  10,838           191,616
 Honeywell International Inc. ......................   7,000           168,000
 Ikon Office Solutions .............................  12,500            89,375
                                                                   -----------
                                                                   $   668,091
                                                                   -----------
 Healthcare - 3.17%
 Merck & Co. .......................................   4,000       $   226,440
 Pfizer Inc. .......................................   4,000           122,280
 Bristol Myers Squibb Co. ..........................   4,000            92,600
 Rhone Poulenc 8.125% Pfd. .........................   2,500            63,475
                                                                   -----------
                                                                   $   504,795
                                                                   -----------

Retail - 2.58%
 Federated Department Stores * .....................   7,000       $   201,320
 Safeway Inc * .....................................   6,000           140,160
 May Department Stores .............................   3,000            68,940
                                                                   -----------
                                                                   $   410,420
                                                                   -----------

Energy - 2.11%
 Marathon Oil Corp. ................................  10,000       $   212,900
 Tidewater Inc. ....................................   4,000           124,400
                                                                   -----------
                                                                   $   337,300
                                                                   -----------

Materials - 0.80%
 Du Pont E I De Nemours & Co. ......................   3,000       $   127,200
                                                                   -----------

Automotive & Transportation Services - 0.70%
 Ryder System Inc. .................................   5,000       $   112,200
                                                                   -----------

Total common and preferred stocks  (cost $12,134,071)              $11,264,041
                                                                   -----------



* Non-income producing security




         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 2002


                                                  Principal       Market Value
                                                    Amount          (Note A)
                                                  ---------       ------------
Corporate Bonds and Notes - 2.98%
 Ford Motor Credit 7.5%
  note due 6/15/2003 ..........................  $   250,000       $   253,701
 American Home Products 7.9%
  note due 2/15/2005 ..........................      200,000           221,185
Total corporate bonds and notes                                    -----------
      (cost $461,140) .........................                    $   474,886
                                                                   -----------


Total Investments (cost $12,595,211)                               $11,738,927
                                                                   ===========


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2002


                                     ASSETS

Investment in securities, at value
    (identified cost $12,595,211) (Note A) .....................   $ 11,738,927
Cash ...........................................................      4,192,104
Investment in real estate (cost $100,000) (Note A) .............         50,000
Receivables:
    Dividends and interest .....................................         45,009
    Other ......................................................            106
Prepaid Insurance ..............................................          7,686
                                                                   ------------

Total assets ...................................................   $ 16,033,832
                                                                   ------------


                                   LIABILITIES

Distribution payable to shareholders (Note E) ..................   $     50,000
Payables:
     Accrued expenses and other liabilities ....................         55,774
                                                                   ------------

Total liabilities ..............................................   $    105,774
                                                                   ------------

                                   NET ASSETS

Common Stock, authorized 10,000,000 shares,
    outstanding 2,500,000 shares, $1 par value each ............   $  2,500,000
Paid-in capital ................................................     17,701,668
Excess of distributions over accumulated net investment loss ...     (6,588,677)
Excess of net realized gain on investments over distributions ..      3,221,353
Net unrealized appreciation on investments .....................       (906,286)
                                                                   ------------

Net assets .....................................................   $ 15,928,058
                                                                   ============

Net assets per outstanding share ...............................   $       6.37
                                                                   ============

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 2002


Investment income:
    Dividends .....................................   $412,169
    Interest ......................................     88,847
                                                      --------
      Total investment income .....................   $501,016
                                                      --------

 Expenses (Notes C and D):
    Officers' salaries ............................   $199,000
    Directors' fees and expenses ..................     61,963
    Legal, audit and professional fees ............     34,859
    Payroll taxes, fees and employee benefits......     34,116
    Transfer agent and registrar fees .............     28,414
    Office salaries ...............................     28,274
    Equipment rentals .............................     24,353
    Rent and Electric .............................     22,203
    Custodian fees and expenses ...................     18,491
    American Stock Exchange listing fee ...........     15,000
    Insurance .....................................      7,942
    Federal, state and local taxes ................      6,955
    Miscellaneous .................................      6,431
                                                      --------
      Total expenses ..............................   $488,001
                                                      --------
Net investment income .............................   $ 13,015
                                                      --------

                                   (continued)




         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                        STATEMENT OF OPERATIONS-continued
                      For the year ended December 31, 2002



Net investment income (from previous page) ..............    $    13,015
                                                             -----------
Net gain on investments (Notes A and B):
    Realized gain from securities transactions:
      Proceeds from sales ...............................      5,674,968
      Cost of securities sold ...........................      5,659,002
                                                             -----------
      Net realized gain .................................         15,966
                                                             -----------

    Unrealized appreciation on investments:
    Beginning of period .................................      3,313,682
    End of period .......................................       (906,286)
                                                             -----------
    Net decrease in unrealized appreciation .............     (4,219,968)
                                                             -----------

Net realized and unrealized loss on investments .........     (4,204,002)
                                                             -----------

Net decrease in net assets resulting from operations ....    $(4,190,987)
                                                             ===========





         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF CHANGES IN NET ASSETS
                 For the years ended December 31, 2002 and 2001



                                                                 Year ended
                                                      December 31,       December 31,
                                                          2002               2001
                                                      ------------       ------------
From investment activities:
  Net investment income ............................  $     13,015       $    255,778
  Net realized gain from securities transactions....        15,966          1,066,401
  Net decrease in unrealized appreciation ..........    (4,219,968)          (727,246)
                                                      ------------       ------------

Increase (Decrease) in net assets derived from
  investment activities ............................    (4,190,987)           594,933
Distributions to shareholders (Note E) .............      (120,000)        (1,412,500)

Net Assets:
  Beginning of year ................................    20,239,045         21,056,612
                                                      ------------       ------------

  End of year ......................................  $ 15,928,058       $ 20,239,045
                                                      ============       ============


        The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002


Note A - Significant Accounting Policies

     Sterling Capital Corporation (the "Corporation") (formerly known as The Value Line Development Capital Corporation) is registered under the Investment Company Act of 1940, as amended (the "Act"), and is a diversified, closed-end investment company. The Corporation operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. The following is a summary of significant accounting policies consistently followed, in all material respects, by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(1) Security Valuation

     Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Investments in real estate are valued at fair value as determined by the Board of Directors.

(2) Federal Income Taxes

     The Corporation's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.

     The Corporation for the fiscal year ending December 31, 2002 was a "personal holding company" under the Code, since five or fewer shareholders own directly or indirectly more than 50% in value of the Corporation's outstanding stock, and more than 60% of the Corporation's adjusted ordinary income was "personal holding company income". As a personal holding company, the Corporation will be subject to penalty taxes unless it distributes to its shareholders an amount at least equal to its otherwise undistributed personal holding company income, net of appropriate deductions applicable thereto. The Corporation did not have any undistributed personal holding company income for the year ended December 31, 2002. Personal holding company income does not include the excess, if any, of net realized long-term capital gains over net realized short-term capital losses, less any Federal income tax attributable to such excess. The Corporation has considered methods of minimizing the possible tax impact of being a personal holding company, and if appropriate, will make sufficient distributions to shareholders so that the Corporation will not be subject to such penalty tax.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

(3) Securities Transactions Valuation

     Securities transactions are accounted for on the date the securities are purchased or sold (trade date), dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Gains and losses from securities transactions were computed on the identified cost basis.

(4) Distributions to Shareholders

     Dividends to shareholders are recorded on the dividend declaration date.

5) Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note B - Securities Transactions

     The following summarizes all securities transactions by the Corporation for the year ended December 31, 2002:

Purchases .....................................................   $    4,424,622
Sales (excludes $198,925 U.S. Government Obligations)..........   $    5,460,077

     Net realized and unrealized loss on investments for the year ended December 31, 2002 was ($4,204,002). This amount represents the net decrease in value of investments held during the period. The components are as follows:

         Long transactions ................................ ($4,204,002)
                                                            ------------
         Net realized and unrealized loss on investments .. ($4,204,002)
                                                            ============


     As of December 31, 2002, gross unrealized appreciation and (depreciation) of the corporation's securities portfolio were as follows:

         Unrealized appreciation .......................  $1,522,046
         Unrealized depreciation .......................  (2,428,332)
                                                          -----------
         Net unrealized depreciation ................... ($  906,286)
                                                          ===========

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

Note C - Rent

     The Corporation sublets a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation ("Windy Gates"), a corporation controlled by Walter Scheuer, the Chairman of the Board of Directors and principal shareholder of the Corporation. The term of the Windy Gates lease expires on June 30, 2004. The term of the sublease to the Corporation expires on June 30, 2004. The annual rental obligation of these premises is being allocated between the Corporation and Windy Gates on the basis of each such party's use of this space. The Corporation's current net annual rent expense for this space is approximately $22,000.

Note D - Other Transactions with Affiliates

     Aggregate remuneration paid or accrued by the Corporation for the year ended December 31, 2002 to certain persons who were "affiliated persons" within the meaning of the Act, was as follows:

         Officers' salaries ...............................    $199,000
         Directors' fees ..................................      60,000

     Incident to the sublease arrangements for office space at 635 Madison Avenue referred to in Note C above, Mr. Scheuer and the Corporation, have allocated certain of the expenses incurred in connection with each of such party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the year ended December 31, 2002, Mr. Scheuer and the Corporation paid or accrued approximately $404,300 and $45,000, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation from Mr. Scheuer.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

   Note E- Distributions to Shareholders

     On September 12, 2002 the Corporation paid a cash distribution of $.028 per share to shareholders of record at the close of business on August 30, 2002. The entire amount of the distribution represents a distribution of net capital gains and "investment company taxable income" to shareholders realized by the Corporation during 2001 that was not previously distributed to shareholders. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes is taxable to calendar year shareholders in 2002 even though the distribution represented net capital gains and "investment company taxable income" realized by the Corporation during 2001. The Board of Directors determined that of the aggregate amount of the distribution ($70,000), $5,000 be considered a charge on the Corporation's books against net investment income and $65,000 be considered a charge on the Corporations books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

     On January 23, 2003 the Corporation paid a cash distribution of $.02 per share to shareholders of record at the close of business on December 27, 2002. The Board of Directors determined that of the aggregate amount of the distribution ($50,000), $13,000 be considered a charge on the Corporation's books against net investment income, $15,950 be considered a charge on the Corporation's books against net realized gains and $21,050 be considered a charge against paid-in capital. The taxable portion of the distribution was taxable to calendar year shareholders in 2002 even though the distribution was paid in 2003. Detailed information with respect to the distribution has been provided to each shareholder.

                          STERLING CAPITAL CORPORATION
                              FINANCIAL HIGHLIGHTS


Selected data for each share of capital stock outstanding throughout each year:

                                                                      Year Ended December 31
                                                  -------------------------------------------------------------
                                                    2002          2001          2000        1999          1998
                                                    ----          ----          ----        ----          ----
Investment income ........................         $  .20        $  .29        $  .30      $  .25        $  .26
Expenses .................................            .20           .19           .21         .21           .21
                                                   ------        ------        ------      ------        ------
Net investment income ....................             --           .10           .09         .04           .05

Distributions of net realized
capital gains ............................           (.03)         (.43)         (.51)       (.51)         (.04)

Distributions of net investment income ...           (.01)         (.13)         (.08)       (.04)         (.05)

Net realized gain (loss)and increase
 (decrease)in unrealized appreciation ....          (1.69)          .14          (.05)       1.00           .30
                                                   ------        ------        ------      ------        ------

Net increase (decrease) in net asset value          (1.73)         (.32)         (.55)        .49           .26
Net asset value:
   Beginning of period ...................           8.10          8.42          8.97        8.48          8.22
                                                   ------        ------        ------      ------        ------
   End of period .........................         $ 6.37        $ 8.10        $ 8.42      $ 8.97        $ 8.48
                                                   ======        ======        ======      ======        ======

Ratio of expenses to average net assets ..           2.7%          2.2%          2.4%        2.4%          2.5%

Ratio of net investment income to
average net assets .......................            .1%          1.2%          1.0%         .4%           .5%

Portfolio turnover .......................           30%            38%           49%         37%           41%

Number of shares outstanding at end
of year (in 000's) .......................          2,500         2,500         2,500       2,500         2,500


                          STERLING CAPITAL CORPORATION
                   Report for the Year Ended December 31, 2002






                                    OFFICERS

Walter Scheuer ......................    Chairman of the Board of Directors
Wayne S. Reisner ....................    President
Michael Carey .......................    Vice President, Secretary and Treasurer
John Hingher.........................    Vice President


                                    DIRECTORS

Jay Eliasberg                                                    Nathan Kingsley
Arthur P. Floor                                                  Archer Scherl
                                 Walter Scheuer


  Transfer Agent and Registrar                                  Custodian

 Registrar and Transfer Company                               Citibank, N.A.
      10 Commerce Drive                                       120 Broadway
   Cranford, New Jersey 07016                          New York, New York  10271

           Auditors                                         General Counsel

Tardino Tocci & Goldstein LLP                                Skadden, Arps,
      The Chanin Building                                Slate, Meagher & Flom
  122 East 42nd Street Suite 1518                           Four Times Square
    New York, New York 10168                            New York, New York 10036